UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2023
 ______________________
HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________
Delaware
(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
 ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Material Amendment to Compensatory Plan. As described below under Item 5.07, on March 9, 2023, stockholders of Hologic, Inc. (the “Company”) approved amending and restating the Company’s:

•2008 Equity Incentive Plan (the “Plan”) to increase the number of shares authorized for future issuance under the Plan by 6,500,000. A copy of the Plan, as amended, is filed as Exhibit 10.1 hereto; and

•2012 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares authorized for future issuance under the ESPP by 3,000,000 shares. A copy of the ESPP, as amended, is filed as Exhibit 10.2 hereto.

Each of the amended and restated Plan and ESPP became effective March 9, 2023 upon stockholder approval and each is further described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on January 19, 2023 (the “2023 Proxy Statement”), which description is incorporated by reference herein. The above and incorporated is qualified in its entirety by reference to each of the Plan and ESPP, which are included as appendices to the Company's 2023 Proxy Statement, and incorporated herein by reference as Exhibit 10.1 and 10.2 to this Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on March 9, 2023. Of the 246,551,026 shares outstanding and entitled to vote, 226,585,758 shares were represented at the meeting, constituting a quorum of 91.90%.

All nine director nominees were elected to the Board for a one-year term.

In addition to electing directors, the stockholders:
•provided advisory approval of the Company’s executive compensation (“say-on-pay”);
•provided advisory approval of an annual say-on-pay vote;
•approved the Hologic, Inc. Amended and Restated 2008 Equity Incentive Plan;
•approved the Hologic, Inc. Amended and Restated 2012 Employee Stock Purchase Plan; and
•ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

The results of the votes for each of these proposals were as follows:

Proposal 1.    Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Stephen P. MacMillan	195,105,471	21,285,306	1,390,734	8,804,247
Sally W. Crawford	193,525,095	24,095,562	160,854	8,804,247
Charles J. Dockendorff	210,430,218	7,183,430	167,863	8,804,247
Scott T. Garrett	204,624,161	12,991,429	165,921	8,804,247
Ludwig N. Hantson	209,691,885	7,923,353	166,273	8,804,247
Namal Nawana	209,693,606	7,918,327	169,578	8,804,247
Christiana Stamoulis	213,368,373	4,253,688	159,450	8,804,247
Stacey D. Stewart	217,194,740	424,017	162,754	8,804,247
Amy M. Wendell	216,412,567	1,209,692	159,252	8,804,247

Proposal 2.    Advisory approval of the Company’s executive compensation

For	Against	Abstain	Broker Non-Votes
167,512,931	49,838,936	429,644	8,804,247

Proposal 3. Advisory approval of the frequency of future advisory votes to approve executive compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
213,647,054	165,804	3,808,625	160,028	8,804,247

In light of these voting results and other factors considered by the Board, the Board has determined that the Company will include a stockholder vote on executive compensation in its proxy materials every year until the next required vote on the frequency of stockholder votes on executive compensation.

Proposal 4. Approval of the Hologic, Inc. Amended and Restated 2008 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
197,761,863	19,812,356	207,292	8,804,247

Proposal 5. Approval of the Hologic, Inc. Amended and Restated 2012 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
217,185,475	449,480	146,556	8,804,247

Proposal 6.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023

For	Against	Abstain
211,835,598	14,616,496	133,664

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Hologic, Inc. Amended and Restated 2008 Equity Incentive Plan
10.2	Hologic, Inc. Amended and Restated 2012 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023	HOLOGIC, INC.

	By:	/s/ Mark W. Irving
Mark W. Irving Vice President and Secretary